                                         Financial Guaranty Insurance Company and Subsidiaries

                                                     Notes to Financial Statements
                                                              (Unaudited)

                                                        (Dollars in thousands)

FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries
June 30, 2006

                                         Financial Guaranty Insurance Company and Subsidiaries

                                                         Financial Statements

                                                             June 30, 2006

                                                               CONTENTS

Balance Sheets at June 30, 2006 (Unaudited) and December 31, 2005....................................    1
Statements of Income for the Three Months and Six Months Ended June 30, 2006
   and 2005 (Unaudited)..............................................................................    2
Statements of Cash Flows for the Six Months Ended June 30, 2006
   and 2005 (Unaudited)..............................................................................    3
Notes to Financial Statements (Unaudited)............................................................    4

                                         Financial Guaranty Insurance Company and Subsidiaries

                                                            Balance Sheets

                                           (Dollars in thousands, except per share amounts)

                                                                            JUNE 30          DECEMBER 31
                                                                              2006              2005
                                                                       --------------------------------------
                                                                          (Unaudited)
ASSETS
Fixed maturity securities, available for sale, at fair value
   (amortized cost of  $3,473,103 in 2006 and $3,277,291 in 2005)      $     3,389,501       $ 3,258,738
Variable interest entity fixed maturity securities, held to maturity
   at amortized cost                                                           750,000                 -
Short-term investments                                                         167,039           159,334
                                                                       --------------------------------------
Total investments                                                            4,306,540         3,418,072

Cash and cash equivalents                                                       89,630            45,077
Accrued investment income                                                       47,306            42,576
Reinsurance recoverable on losses                                                2,288             3,271
Prepaid reinsurance premiums                                                   126,850           110,636
Deferred policy acquisition costs                                               79,873            63,330
Receivable from related parties                                                  2,306             9,539
Property and equipment, net of accumulated depreciation of $1,451 in
   2006 and  $885 in 2005                                                        2,785             3,092
Prepaid expenses and other assets                                               19,442            10,354
Federal income taxes                                                                 -             2,158
                                                                       --------------------------------------
Total assets                                                           $     4,677,020       $ 3,708,105
                                                                       ======================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
    Unearned premiums                                                   $    1,303,301       $ 1,201,163
    Losses and loss adjustment expenses                                         48,300            54,812
    Ceded reinsurance balances payable                                          19,613             1,615
    Accounts payable and accrued expenses and other liabilities                 29,931            36,359
    Payable for securities purchased                                            20,381                 -
    Capital lease obligations                                                    3,603             4,262
    Dividend payable to FGIC Corp.                                              10,000                 -
    Variable interest entity floating rate notes                               750,000                 -
    Accrued investment income - variable interest entity                           913                 -
    Federal income taxes payable                                                15,528                 -
    Deferred income taxes                                                       27,662            42,463
                                                                       --------------------------------------
Total liabilities                                                            2,229,232         1,340,674
                                                                       --------------------------------------

Stockholder's equity:
   Common stock, par value $1,500 per share; 10,000 shares authorized,
     issued and outstanding                                                     15,000            15,000
   Additional paid-in capital                                                1,898,232         1,894,983
   Accumulated other comprehensive loss, net of tax                            (52,411)          (13,597)
   Retained earnings                                                           586,967           471,045
                                                                       --------------------------------------
Total stockholder's equity                                                   2,447,788        $2,367,431
                                                                       --------------------------------------
Total liabilities and stockholder's equity                             $     4,677,020       $ 3,708,105
                                                                       ======================================

See accompanying notes to unaudited interim financial statements.

                                        1

                                         Financial Guaranty Insurance Company and Subsidiaries

                                                         Statements of Income
                                                              (Unaudited)

                                                        (Dollars in thousands)

                                                                   THREE MONTHS ENDED                 SIX MONTHS ENDED
                                                                        JUNE 30                           JUNE 30
                                                                 2006             2005             2006              2005
                                                            --------------------------------------------------------------------
Revenues:
   Gross premiums written                                     $     163,260   $     131,335    $     252,541     $     215,739
   Ceded premiums written                                           (28,887)        (18,030)         (35,310)          (19,825)
                                                            --------------------------------------------------------------------
   Net premiums written                                             134,373         113,305          217,231           195,914
   Increase in net unearned premiums                                (62,528)        (51,398)         (85,922)          (81,374)
                                                            --------------------------------------------------------------------
   Net premiums earned                                               71,845          61,907          131,309           114,540

   Net investment income                                             34,038          28,389           66,357            55,829
   Net realized (losses) gains                                          (11)              -              (11)              118
   Net realized and unrealized losses on credit derivative
   contracts                                                           (543)              -             (771)                -
   Other income                                                         506              90            1,042               516
                                                            --------------------------------------------------------------------
Total revenues                                                      105,835          90,386          197,926           171,003
                                                            --------------------------------------------------------------------

Expenses:
   Losses and loss adjustment expenses                                 (265)         (3,066)          (2,198)           (5,677)
   Underwriting expenses                                             22,780          17,179           46,897            37,644
   Policy acquisition costs deferred                                 (8,994)         (6,956)         (21,507)          (17,627)
   Amortization of deferred policy acquisition costs                  2,364           1,852            5,556             4,001
   Other operating expenses                                            (782)              -              873                 -
                                                            --------------------------------------------------------------------
Total expenses                                                       15,103           9,009           29,621            18,341
                                                            --------------------------------------------------------------------

Income before income taxes                                           90,732          81,377          168,305           152,662
Income tax expense                                                   23,521          21,385           42,383            39,364
                                                            --------------------------------------------------------------------
Net income                                                    $      67,211   $      59,992    $     125,922     $     113,298
                                                            ====================================================================

See accompanying notes to unaudited interim financial statements.

                                        2

                                         Financial Guaranty Insurance Company and Subsidiaries

                                                       Statements of Cash Flows
                                                              (Unaudited)
                                                        (Dollars in thousands)
                                                                               SIX MONTHS ENDED
                                                                                   JUNE 30,
                                                                            2006               2005
                                                                     --------------------------------------
OPERATING ACTIVITIES
Net income                                                               $   125,922        $   113,298
Adjustments to reconcile net income to net cash provided by
   operating activities:
     Amortization of deferred policy acquisition costs                         5,556              4,001
     Policy acquisition costs deferred                                       (21,507)           (17,627)
     Depreciation of property and equipment                                      566                295
     Amortization of fixed maturity securities                                16,570             14,480
     Amortization of short-term investments                                       57
     Net realized gains (losses) on investments                                   11               (118)
     Amortization of stock compensation expense                                3,249                  -
     Change in accrued investment income, prepaid expenses and
       other assets                                                          (13,338)            (4,505)
     Change in net realized and unrealized losses on credit
       derivative contracts                                                    2,614                  -
     Change in reinsurance receivable                                            983                441
     Change in prepaid reinsurance premiums                                  (16,214)            (8,246)
     Change in unearned premiums                                             102,138             89,615
     Change in losses and loss adjustment expenses                            (6,512)            (6,730)
     Change in receivable from/payable to related parties                      7,233                707
     Change in ceded reinsurance balances payable and accounts
       payable and accrued expenses and other liabilities                      9,753             (3,869)
     Change in current federal income taxes receivable                         2,158                  -
     Change in current federal income taxes payable                           15,528              9,109
     Change in deferred federal income taxes                                   9,202              7,810
                                                                     --------------------------------------
Net cash provided by operating activities                                    243,969            206,399
                                                                     --------------------------------------

INVESTING ACTIVITIES
Sales and maturities of fixed maturity securities                             81,391            157,125
Purchases of fixed maturity securities                                      (291,370)          (287,174)
Purchases, sales and maturities of short-term investments, net                (8,577)           (67,670)
Receivable for securities sold                                                (1,023)           (34,265)
Payable for securities purchased                                              20,381             11,449
Purchases of fixed assets                                                       (142)              (423)
                                                                     --------------------------------------
Net cash used in investing activities                                       (199,340)          (220,958)
                                                                     --------------------------------------

FINANCING ACTIVITIES
Capital contribution                                                               -              8,049
                                                                     --------------------------------------
Net cash provided by financing activities                                          -              8,049
                                                                     --------------------------------------

Effect of exchange rate changes on cash                                          (76)               656
                                                                    --------------------------------------

Net increase (decrease) in cash and cash equivalents                          44,553             (5,854)
Cash and cash equivalents at beginning of period                              45,077             69,292
                                                                     --------------------------------------
                                                                     --------------------------------------
Cash and cash equivalents at end of period                               $    89,630        $    63,438
                                                                     ======================================

See accompanying notes to unaudited interim financial statements.

                                        3

                                         Financial Guaranty Insurance Company and Subsidiaries

                                                     Notes to Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

1. BUSINESS AND ORGANIZATION

Financial  Guaranty  Insurance  Company (the "Company") is a wholly owned  subsidiary of FGIC Corporation  ("FGIC Corp.").  The Company provides financial  guaranty  insurance and other forms of credit  enhancement for public finance and structured  finance  obligations.
The Company's  financial  strength is rated "Aaa" by Moody's  Investors  Service,  Inc., "AAA" by Standard & Poor's Rating Services,  a
division of The McGraw-Hill  Companies,  Inc., and "AAA" by Fitch Ratings,  Inc. The Company is licensed to engage in writing financial guaranty  insurance in all 50 states,  the  StateDistrict of Columbia,  the  PlaceTypeCommonwealth  of  PlaceNamePuerto  Rico, the U.S.
Virgin Islands, and, through a branch, the  placecountry-regionUnited  Kingdom. In addition, a country-regionUnited  Kingdom subsidiary of the Company is authorized to write financial guaranty business in the  placecountry-regionUnited  Kingdom and has passport rights to write business in other European Union member countries.

2. BASIS OF PRESENTATION

The consolidated  financial  statements include the accounts of the Company and the accounts of all other entities in which the Company has a controlling financial interest.  All significant intercompany balances have been eliminated.

The  accompanying  unaudited  interim  consolidated  financial  statements have been prepared in accordance with accounting  principles generally  accepted in the  placecountry-regionUnited  States  ("GAAP") for interim  financial  information.  Accordingly,  they do not include all of the information and footnotes  required by GAAP for complete  financial  statements.  In the opinion of management,  all adjustments  (consisting of normal  recurring  accruals)  considered  necessary for fair  presentation  have been  included.  Operating results for the three- and  six-month  periods ended June 30, 2006 are not  necessarily  indicative of results that may be expected for the year ending December 31, 2006. These unaudited  interim  consolidated  financial  statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2005, including accompanying notes.

Certain 2005 amounts have been reclassified to conform to the 2006 presentation.

The preparation of financial  statements in conformity with GAAP requires  management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

                                        4

                                         Financial Guaranty Insurance Company and Subsidiaries

                                                     Notes to Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

3. REVIEW OF FINANCIAL GUARANTY INDUSTRY ACCOUNTING PRACTICES

The Financial Accounting  Standards Board ("FASB") staff is considering whether additional  accounting guidance is necessary to address loss reserving and certain other practices in the financial guaranty  industry.  Statement of Financial  Accounting  Standards ("SFAS")
No. 60, Accounting and Reporting by Insurance  Enterprises,  was developed prior to the emergence of the financial  guaranty  industry.
As it does not specifically  address financial guaranty contracts,  there has been diversity in the accounting for these contracts.  In
2005, the FASB added a project to consider  accounting by providers of financial  guaranty  insurance.  The objective of the project is to develop  an  accounting  model for  financial  guaranty  contracts  issued by  insurance  companies  that are not  accounted  for as derivative contracts under SFAS No. 133, Accounting for Derivative  Instruments and Hedging Activities.  The goal of this project is to develop a single model for all industry participants to apply.

The FASB is expected to issue proposed and final  pronouncements  on this matter in 2006.  When the FASB issues a final  pronouncement, the Company,  along with other companies in the financial  guaranty  industry,  may be required to change certain aspects of accounting for loss reserves,  premium income and deferred  acquisition costs. It is not possible to predict the impact the FASB's review may have on the Company's accounting practices.

4. PREMIUM REFUNDINGS

When an obligation  insured by the Company is refunded prior to the end of the expected policy coverage period,  any remaining unearned premium is  recognized.  A refunding  occurs when an insured  obligation is called or legally  defeased  prior to the stated  maturity.
Premiums  earned for the three months ended June 30, 2006 and 2005 include $15,455 and $20,417,  respectively,  and $22,766 and $35,956 for the six months  ended June 30,  2006 and 2005,  respectively,  related to the  accelerated  recognition  of  unearned  premiums  in connection with refundings.

5. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES

Loss  reserves and loss  adjustment  expenses are  regularly  reviewed and updated  based on claim  payments and the results of ongoing surveillance.  The  Company's  insured  portfolio  surveillance  is designed to identify  impaired  obligations  and thereby  provide a materially  complete  recognition  of losses for each  accounting  period.  The  reserves  are  necessarily  based upon  estimates  and subjective  judgments  about the outcome of future  events,  and actual  results will likely differ from these  estimates.  At June 30,
2006,  the Company had case reserves of $28,316,  credit  watchlist  reserves of $18,637 and an  unallocated  loss  adjustment  expense reserve of $1,347.

                                        5

                                         Financial Guaranty Insurance Company and Subsidiaries

                                                     Notes to Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

5. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES (CONTINUED)

At December 31, 2005, the Company had case reserves of $31,981,  credit  watchlist  reserves of $21,484 and a loss  adjustment  expense reserve of $1,347.

Case reserves and credit  watchlist  reserves at June 30, 2006 included $5,307 and $12,801,  respectively,  of estimated losses related to obligations  impacted by Hurricane  Katrina.  Case reserves and credit  watchlist  reserves at December 31, 2005 included $8,511 and
$13,322,  respectively,  of estimated losses related to obligations  impacted by Hurricane Katrina.  Given the unprecedented  nature of the events and magnitude of damage in the affected areas related to Hurricane  Katrina,  the loss reserves were necessarily  based upon estimates and subjective  judgments  about the outcomes of future  events,  including  without  limitation the amount and timing of any future  federal and state aid.  The loss  reserves  will  likely be adjusted as  additional  information  becomes  available,  and such adjustments  may have a material  impact on future  results of operations.  However,  the Company  believes that the losses  ultimately incurred as result of Hurricane Katrina will not have a material impact on the Company's consolidated financial position.

6. INCOME TAXES

The  Company's  effective  federal  corporate  tax  rates of 25.7%  and  26.0%  for the  three  months  ended  June 30,  2006 and 2005, respectively,  and  25.0% and 25.5%  for the six  months  ended  June 30,  2006 and  2005,  respectively,  are less than the  statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

7. REINSURANCE

Net  premiums  earned are shown net of ceded  premiums  earned of $6,484 and $5,465 for the three  months ended June 30, 2006 and 2005, respectively, and $11,352 and $11,638 for the six months ended June 30, 2006 and 2005, respectively.

8. VARIABLE INTEREST ENTITIES

Financial  Interpretation No. 46,  Consolidation of Variable Interest Entities ("FIN 46-R"),  provides  accounting and disclosure rules for determining  whether certain  entities should be consolidated  in the Company's  consolidated  financial  statements.  An entity is subject to FIN 46-R, and is called a variable  interest entity ("VIE"),  if it has (i) equity that is insufficient to permit the entity to finance its activities  without  additional  subordinated  financial  support or (ii) equity  investors that cannot make significant decisions  about the  entity's  operations  or that do not absorb the  majority of expected  losses or receive the majority of expected residual returns of the entity. A VIE is consolidated by its

                                        6

                                         Financial Guaranty Insurance Company and Subsidiaries

                                                     Notes to Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

8. VARIABLE INTEREST ENTITIES (CONTINUED)

primary  beneficiary,  which is the party that has a majority  of the VIE's  expected  losses or a majority  of its  expected  residual returns,  or both.  Additionally,  FIN 46-R requires  disclosures  for  companies  that have either a primary or  significant  variable interest in a VIE. All other entities not  considered  VIEs are evaluated for  consolidation  under SFAS No. 94,  Consolidation  of all
Majority-Owned Subsidiaries.

As part of its structured  finance business,  the Company insures debt obligations or certificates  issued by special purpose entities.
During the first  quarter of 2006,  the Company  consolidated  a third party VIE as a result of  financial  guarantees  provided by the
Company on one transaction  related to the securitization of life insurance  reserves.  This third party VIE had assets of $750,000 and an equal amount of liabilities at June 30, 2006,  which are shown under "Assets - Variable  interest entity fixed maturity  securities, held to maturity at amortized cost" and "Liabilities - Variable  interest entity floating rate notes,"  respectively,  on the Company's consolidated  balance sheet at June 30, 2006. In addition,  accrued  investment  income includes $913 related to the variable  interest entity fixed income maturity securities and the corresponding  liability is shown under "Accrued investment  expense-variable  interest entity" on the  Company's  consolidated  balance sheet at June 30, 2006.  Although the third party VIE is included in the  consolidated financial  statements,  its  creditors do not have  recourse to the general  assets of the Company  outside of the  financial  guaranty policy provided to the VIE. The Company has evaluated its other structured  finance  transactions and does not believe any of the third party entities involved in these transactions requires consolidation or disclosure under FIN 46-R.

FGIC has arranged the issuance of contingent  preferred trust  securities by a group of special  purpose  trusts.  Each Trust is solely responsible  for its  obligations,  and has been  established for the purpose of entering into a put agreement with FGIC that obligates the Trusts,  at FGIC's  discretion,  to purchase  Perpetual  Preferred  Stock of FGIC.  The purpose of this  arrangement  is to provide capital  support to FGIC by  allowing  it to obtain  immediate  access to new capital at its sole  discretion  at any time  through the exercise of the put  options.  These  trusts are  considered  VIEs under FIN 46-R.  However,  the Company is not  considered  a primary beneficiary and therefore is not required to consolidate the trusts.

9. DERIVATIVE INSTRUMENTS

The Company  provides  credit default swaps  ("CDSs") to certain buyers of credit  protection by entering into contracts that reference collateralized debt obligations from cash and synthetic  structures backed by pools of corporate,  consumer or structured finance debt.
It also offers credit protection on public finance and structured finance obligations in CDS form. The Company

                                        7

                                         Financial Guaranty Insurance Company and Subsidiaries

                                                     Notes to Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

9. DERIVATIVE INSTRUMENTS (CONTINUED)

considers  these  agreements to be a normal  extension of its  financial  guaranty  insurance  business,  although they are  considered derivatives  for accounting  purposes.  These  agreements  are recorded at fair value.  The Company  believes that the most  meaningful presentation  of the financial  statement  impact of these  derivatives is to reflect  premiums as  installments  are received,  and to record losses and loss adjustment  expenses and changes in fair value as incurred.  The Company recorded net earned premium under these agreements  of $3,695 and  $7,930 for  the three and six months  ended June 30, 2006,  respectively.  No premium was recorded for these contracts for the three and six months ended June 30, 2005.

The gains or losses  recognized by recording  these  contracts at fair value are determined each quarter based on quoted market prices, if available.  If quoted market prices are not available,  the determination of fair value is based on internally  developed estimates.
For the three and six  months  ended  June 30,  2006,  net  realized  and  unrealized  losses on  credit  derivative  contracts  in the consolidated  statements  of income  includes  unrealized  losses of ($1,840) and  ($2,614),  respectively,  related to changes in fair value.  Net  realized and  unrealized  losses  gains on credit  derivative  contracts  in the  consolidated  statements  of income also includes  realized  gains of $1,297 and $1,843 for the three and six months  ended June 30,  2006,  respectively.  No  market-to-market activity was recorded for the three and six months ended June 30, 2005.

The  mark-to-market  gain and (loss) on the CDS portfolio was $0 and ($2,781) at June 30, 2006 and $545 and ($712) at December 31, 2005
and is recorded in other assets and in other liabilities, respectively.

10. STOCK COMPENSATION PLAN

Employees of the Company may receive  stock-based  compensation  under a FGIC Corp.  stock incentive plan that provides for stock-based compensation,  including stock options,  restricted stock awards and restricted stock units of FGIC Corp. Stock options are granted for a fixed  number of shares  with an  exercise  price  equal to or  greater  than the fair  value of the shares at the date of the grant.
Restricted  stock awards and  restricted  stock units are valued at the fair value of the stock on the grant date.  Prior to January 1,
2006, FGIC Corp. and the Company  accounted for those plans under the  recognition  and  measurement  provisions of APB Opinion No. 25,
Accounting  for Stock Issued to  Employees,  and related  interpretations,  as permitted by SFAS No. 123,  Accounting  for  Stock-Based
Compensation.  No stock-based  employee  compensation  cost related to stock options was allocated to the Company by FGIC Corp. for the six-month  period ended June 30, 2005, as all options  granted through that date had an exercise price equal to the market value of the underlying  common  stock on the date of grant.  For grants of  restricted  stock and  restricted  stock units to the  employees of the
Company, unearned compensation, equivalent to the fair value of the shares at the date of grant, is allocated to the Company.

                                        8

                                         Financial Guaranty Insurance Company and Subsidiaries

                                                     Notes to Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

10. STOCK COMPENSATION PLAN (CONTINUED)

Effective  January 1, 2006, FGIC Corp. and the Company adopted the fair value  recognition  provisions of SFAS No. 123(R),  Share-Based
Payment,  using the  modified-prospective-transition  method.  Under that method,  compensation  cost  allocated to the Company for the three- and six-month  periods ended June 30, 2006 included  compensation  cost for all share-based  payments  granted prior to, but not yet vested as of, January 1, 2006,  based on the grant date fair value  estimated in accordance  with SFAS No.  123(R).  FGIC Corp. and the Company  estimated the fair value for all stock options at the date of grant using the  Black-Scholes-Merton  option pricing model.
Results for prior periods have not been restated.

As a result of adopting  SFAS No. 123(R)  effective  January 1, 2006,  the Company's  income before income taxes and net income for the three- and six-month periods ended June 30, 2006 was impacted as follows:

                                                                  THREE MONTHS ENDED  SIX MONTHS ENDED

                                                                     JUNE 30, 2006      JUNE 30, 2006
                        Income before income taxes                    $    (1,583)        $    (2,891)

                           Income tax benefit                                 554               1,012
                                                                 --------------------------------------

                       Net income                                     $    (1,029)        $     1,879
                                                                  ======================================

The following table illustrates the effect on net income if the Company had applied the fair value  recognition  provisions of SFAS No.
123(R) to stock  options  granted  during  the  three- and  six-month  periods  ended June 30,  2005.  For  purposes  of this pro forma disclosure, the value of the stock options is amortized to expense over the stock options' vesting periods.

                                                             THREE MONTHS ENDED  SIX MONTHS ENDED

                                                                JUNE 30, 2005      JUNE 30, 2005
Net income, as reported                                         $       56,097      $    105,482

    Stock option compensation expense determined under fair
    value-based method, net of related tax effects                       (576)           (1,029)
                                                             --------------------------------------

Pro forma net income                                            $       55,521      $    104,483
                                                             ======================================

                                        9

                                         Financial Guaranty Insurance Company and Subsidiaries

                                                     Notes to Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

10. STOCK COMPENSATION PLAN (CONTINUED)

A summary of option activity for the three- and six-month periods ended June 30, 2006 is as follows:

                                                                         WEIGHTED AVERAGE
                                                     NUMBER OF SHARES
                                                        SUBJECT TO      EXERCISE PRICE PER
                                                         OPTIONS               SHARE
                                                    ------------------- --------------------

          Balance at December 31, 2005:                       139,422        $      804
              Granted                                          38,113               850
              Exercised                                             -                 -
              Forfeited                                        (1,274)              753
              Expired                                               -                 -
                                                    ------------------- --------------------
          Balance at March 31, 2006:                          176,261               805
              Granted                                               -                 -
              Exercised                                             -                 -
              Forfeited                                        (4,224)              783
              Expired                                               -                 -
                                                    ------------------- --------------------
          Balance at June 30, 2006:                           172,037               805
                                                    =================== ====================
          Shares  subject to  options  exercisable
             at: June 30, 2006                                 46,923               812
                 December 31, 2005                             42,630               840

Exercise  prices  for the stock  options  outstanding  at June 30,  2006 range from $600 to $1,080  per  share.  The  weighted  average remaining  contractual  life of the  outstanding  options is  approximately  seven years.  Stock  options  granted from January 1, 2006 through  June 30,  2006 vest  ratably  over four years and expire  seven from the date of grant.  All stock  options  granted  prior to
December 31, 2005 vest ratably over five years and expire ten years from the date of grant.

The  weighted  per share fair value of the stock  options  granted  during the six months  ended June 30, 2006 and 2005 was $238.00 and
$211.94,  respectively,  estimated at the date of grant, using the  Black-Scholes-Merton  option valuation model based on the following assumptions:

                                             SIX MONTHS ENDED    SIX MONTHS ENDED
                                               JUNE 30, 2006      JUNE 30, 2005
                                             ------------------ -------------------

             Expected life                         4 YEARS            5 Years
             Risk-free interest rate                 4.46%             3.691%
             Volatility factor                       25.0%              25.0%
             Dividend yield                              -                  -

                                        10

                                         Financial Guaranty Insurance Company and Subsidiaries

                                                     Notes to Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

10. STOCK COMPENSATION PLAN (CONTINUED)

The total fair value of stock options granted during the six months ended June 30, 2006 and 2005 was  approximately  $9,071 and $5,753, respectively.

As of June 30, 2006,  there was $8,837 of total  unrecognized  compensation  costs  related to unvested  stock options  granted.  These costs are expected to be recognized over a weighted average period of 3.8 years.

Restricted Stock Units

The Company recorded $230 and $15 in compensation  expense related to the grant of restricted  stock units for the three-month  periods ended June 30, 2006 and 2005, respectively, and $400 and $45 for the six-month periods ended June 30, 2006 and 2005, respectively.

A summary of restricted stock units for the three- and six-month period is as follows:

                                                                                    WEIGHTED
                                                                                  AVERAGE GRANT
                                                                   SHARES        DATE FAIR VALUE
                                                              ----------------- ------------------
                          Balance at December 31, 2005:               237         $         617
                              Granted                              3,275                    850
                              Delivered                            (237)                    617
                              Forfeited                              -                        -
                                                              ----------------- ------------------
                          Balance at March 31, 2006:               3,275                    850
                              Granted                                -                        -
                              Delivered                              -                        -
                              Forfeited                            (213)                    850
                                                              ----------------- ------------------
                          Balance at June 30, 2006:                3,062                    850
                                                              ================= ==================

As of June 30, 2006 there was $2,087 of total  unrecognized  compensation  costs related to unvested  restricted  stock awards granted.
These costs are expected to be recognized over the seven months ending January 31, 2007.

11. COMPREHENSIVE INCOME

Accumulated  other  comprehensive  loss of the Company consists of net unrealized  gains (losses) on investment  securities and foreign currency  translation  adjustments.  The  components of total  comprehensive  income (loss) for the three- and six-month  periods ended
June 30, 2006 and 2005 were as follows:

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                                         Financial Guaranty Insurance Company and Subsidiaries

                                                     Notes to Financial Statements
                                                        (Unaudited) (continued)

                                                        (Dollars in thousands)

                                                THREE MONTHS ENDED
                                                     JUNE 30,
                                               2006               2005
                                        -------------------- ---------------
Net income                                 $    67,211         $    59,992
Other comprehensive income                     (18,661)            (39,203)
                                        -------------------- ---------------
Total comprehensive income                 $    85,872          $   99,195
                                        ==================== ===============

                                                 SIX MONTHS ENDED
                                                     JUNE 30,
                                               2006               2005
                                        -------------------- ---------------
Net income                                 $   125,922         $   113,298
Other comprehensive loss                       (38,814)             (6,981)
                                        -------------------- ---------------
Total comprehensive income                 $   164,736          $   120,279
                                        ==================== ===============

The components of other comprehensive loss for the three- and six-month periods ended June 30, 2006 and 2005 were as follows:

                                                                  THREE MONTHS ENDED JUNE 30, 2006
                                                        ----------------- ---------------- ------------------
                                                             BEFORE                             NET OF
                                                              TAX                                 TAX
                                                             AMOUNT             TAX             AMOUNT
                                                        ----------------- ---------------- ------------------

Unrealized holding losses arising during the period     $       (33,406)     $    11,694   $       (21,712)
Less reclassification adjustment for losses realized
   in net income                                                     11               (4)                7
                                                        ----------------- ---------------- ------------------
Unrealized losses on investments                                (33,395)          11,690           (21,715)
Foreign currency translation adjustment                           4,684           (1,640)            3,044
                                                        ----------------- ---------------- ------------------
Total other comprehensive loss                            $     (28,711)     $    10,050    $      (18,661)
                                                        ================= ================ ==================

                                                                  Three months ended June 30, 2005
                                                         ------------------- ----------------- -----------------
                                                               Before                               Net of
                                                                Tax                                  Tax
                                                               Amount              Tax              Amount
                                                         ------------------- ----------------- -----------------

Unrealized holding gains arising during the period           $    64,368         $   (22,528)      $    41,840
Less reclassification adjustment for gains realized
   in net income                                                       -                   -                 -
                                                         ------------------- ----------------- -----------------
Unrealized gains on investments                                   64,368             (22,528)           41,840
Foreign currency translation adjustment                           (4,056)              1,419            (2,637)
                                                         ------------------- ----------------- -----------------
Total other comprehensive income                             $    60,312         $   (21,109)      $    39,203
                                                         =================== ================= =================

                                                                   SIX MONTHS ENDED JUNE 30, 2006
                                                        -----------------------------------------------------
                                                             BEFORE                             NET OF
                                                              TAX                                 TAX
                                                             AMOUNT             TAX             AMOUNT
                                                        ----------------- ---------------- ------------------

Unrealized holding losses arising during the period     $       (64,903)      $    22,716      $   (42,187)
Less reclassification adjustment for losses realized
   in net income                                                     11                (4)               7
                                                        ----------------- ---------------- ------------------
Unrealized losses on investments                                (64,892)           22,712          (42,180)
Foreign currency translation adjustment                           5,178            (1,812)           3,366
                                                        ----------------- ---------------- ------------------
Total other comprehensive loss                            $     (59,714)           20,900      $   (38,814)
                                                        ================= ================ ==================

                                                                     Six months ended June 30, 2005
                                                         ------------------ ------------------ -----------------
                                                              Before                                Net of
                                                                Tax                                  Tax
                                                              Amount               Tax              Amount
                                                         ------------------ ------------------ -----------------

Unrealized holding gains arising during the period           $    15,832        $    (5,540)   $        10,292
Less reclassification adjustment for gains realized
   in net income                                                    (118)                41                (77)
                                                         ------------------ ------------------ -----------------
Unrealized gains on investments                                   15,714             (5,499)            10,215
Foreign currency translation adjustment                           (4,974)             1,740             (3,234)
                                                         ------------------ ------------------ -----------------
Total other comprehensive income                             $    10,740        $    (3,759)   $         6,981
                                                         ================== ================== =================

12.  DIVIDEND

During the  six-month  period  ended June 30, 2006,  the Company  declared a dividend on its common  stock in the  aggregate  amount of
$10,000.  The dividend was paid on July 5, 2006 to FGIC Corp.,  the Company's  sole  stockholder.  The dividend was  permissible  under and computed in accordance  with  placePlaceNameNew  York  PlaceTypeState  law.  During the six-month  period ended June 30, 2005,  the
Company did not declare or pay any dividends.

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